UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Randolph Takian Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments. — The schedule of investments for the period ended July 31, 2013, is filed herewith.

Avenue Income Credit Strategies Fund

SCHEDULE OF INVESTMENTS

July 31, 2013 (Unaudited)

Security Description	Coupon	Maturity		Principal Amount (000)		Value

CORPORATE BONDS & NOTES — 110.5%
Aerospace & Defense — 1.7%
Silver II Borrower / Silver II US Holdings LLC (a)	7.75%	12/15/2020			$3,800	$3,980,500

Airlines — 3.0%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022		5,370		5,638,323
US Airways 2011-1C Pass Through Trust	10.88%	10/22/2014		1,337		1,410,863
						7,049,186
Auto Components — 2.5%
Chassix, Inc. (a)	9.25%	8/1/2018		5,600		5,838,000

Building Products — 1.3%
HD Supply, Inc.	10.50%	1/15/2021		3,075		3,167,250

Chemicals — 4.5%
Kerling PLC (a)	10.63%	2/1/2017		EUR	4,000	5,653,987
Perstorp Holding AB (a)	8.75%	5/15/2017			$4,825	4,969,750
						10,623,737
Commercial Banks — 3.7%
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020		4,750		5,025,500
Royal Bank of Scotland Group PLC	7.65%	8/29/2049		4,000		3,800,000
						8,825,500
Communications Equipment — 5.3%
Aspect Software, Inc.	10.63%	5/15/2017		2,925		2,968,875
Avaya, Inc.:
	9.00%	4/1/2019	(a)	3,700		3,542,750
	10.50%	3/1/2021	(a)	8,000		6,140,000
						12,651,625
Construction Materials — 1.6%
Faenza GmbH (a)	8.25%	8/15/2021		EUR	2,750	3,713,339

Consumer Finance — 1.7%
Springleaf Finance Corp.	6.90%	12/15/2017			$4,000	4,020,000

Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020		EUR	3,000	4,270,423

Diversified Consumer Services — 1.1%
Monitronics Escrow Corp. (a)	9.13%	4/1/2020			$2,600	2,697,500

Diversified Telecommunication Services — 2.9%
Level 3 Financing, Inc.	10.00%	2/1/2018		2,000		2,160,000
Numericable Finance & Co. SCA (a)	12.38%	2/15/2019		EUR	3,000	4,729,394
						6,889,394
Electric Utilities — 3.8%
Energy Future Holdings Corp.:
	11.00%	10/1/2021			$4,500	4,882,500
	12.25%	3/1/2022	(a)	3,655		4,066,188
						8,948,688
Energy Equipment & Services — 10.4%
Globe Luxembourg SCA (a)	9.63%	5/1/2018		4,350		4,289,361
Hercules Offshore, Inc.:
	8.75%	7/15/2021	(a)	5,015		5,265,750
	10.25%	4/1/2019	(a)	4,990		5,513,950
Ocean Rig UDW, Inc. (a)	9.50%	4/27/2016		4,800		5,088,000
Tervita Corp.:
	8.00%	11/15/2018	(a)	2,725		2,823,781
	9.00%	11/15/2018	(a)	CAD	1,500	1,511,538
						24,492,380
Health Care Providers & Services — 6.4%
HCA, Inc.:
	7.05%	12/1/2027			$745	731,962
	7.50%	11/6/2033		120		121,200
	7.58%	9/15/2025		555		573,037
	7.69%	6/15/2025		900		954,000

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity			Principal Amount (000)	Value

	7.75%	7/15/2036			$525	$536,813
Priory Group Ltd. (a)	7.00%	2/15/2018		GBP	3,500	5,446,837
Tenet Healthcare Corp.:
	6.88%	11/15/2031			$4,000	3,480,000
	8.00%	8/1/2020			3,000	3,187,500
						15,031,349
Hotels, Restaurants & Leisure — 9.0%
Boyd Gaming Corp.	9.00%	7/1/2020			6,358	6,803,060
Caesars Operating Escrow LLC / Caesars Escrow Corp. (a)	9.00%	2/15/2020			8,615	8,055,025
Gala Electric Casinos PLC (a)	11.50%	6/1/2019		GBP	1,800	2,950,574
Unique Pub Finance Co. PLC	5.66%	6/30/2027			2,500	3,555,923
						21,364,582
Household Durables — 3.2%
K Hovnanian Enterprises, Inc. (a)	9.13%	11/15/2020			$7,000	7,682,500

Independent Power Producers & Energy Traders — 0.7%
Ameren Energy Generating Co.:
	6.30%	4/1/2020			175	135,625
	7.00%	4/15/2018			1,350	1,120,500
	7.95%	6/1/2032			650	500,500
						1,756,625
Industrial Conglomerates — 0.7%
Edgen Murray Corp. (a)	8.75%	11/1/2020			1,660	1,660,000

Insurance — 3.5%
American International Group, Inc.:
	8.00%	5/22/2038	(a)	EUR	3,000	4,605,671
	8.18%	5/15/2058			$3,000	3,667,500
						8,273,171
Internet Software & Services — 0.3%
EarthLink, Inc. (a)	7.38%	6/1/2020			800	790,000

Machinery — 0.2%
Milacron LLC / Mcron Finance Corp. (a)	7.75%	2/15/2021			460	469,200

Marine — 2.1%
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.	8.13%	2/15/2019			5,300	5,041,625

Media — 7.4%
Clear Channel Communications, Inc.	11.25%	3/1/2021			6,050	6,458,375
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020			3,500	3,692,500
Gibson Brands, Inc. (a)	8.88%	8/1/2018			1,275	1,310,062
Univision Communications, Inc.:
	7.88%	11/1/2020	(a)		3,000	3,292,500
	8.50%	5/15/2021	(a)		2,500	2,750,000
						17,503,437
Metals & Mining — 2.5%
AK Steel Corp. (a)	8.75%	12/1/2018			970	1,028,200
Schmolz + Bickenbach Luxembourg SA (a)	9.88%	5/15/2019		EUR	3,475	4,819,442
						5,847,642
Multiline Retail — 2.5%
JC Penney Corp, Inc.	5.65%	6/1/2020			$7,350	5,925,937

Oil, Gas & Consumable Fuels — 10.4%
CHC Helicopter SA	9.38%	6/1/2021			9,050	8,982,125
Connacher Oil and Gas Ltd. (a)	8.50%	8/1/2019			4,000	2,710,000
Halcon Resources Corp.	8.88%	5/15/2021			6,300	6,363,000
Midstates Petroleum Co, Inc. / Midstates Petroleum Co. LLC (a)	10.75%	10/1/2020			3,380	3,515,200
Murray Energy Corp. (a)	8.63%	6/15/2021			800	812,000
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II	8.38%	6/1/2020			2,000	2,125,000
						24,507,325

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity		Principal Amount (000)		Value

Personal Products — 2.7%
Ontex IV (a)	7.50%	4/15/2018		EUR	4,560	$6,339,383

Road & Rail — 2.0%
Jack Cooper Holdings Corp. (a)	9.25%	6/1/2020		$4,675		4,826,937

Software — 1.5%
Infor US, Inc.	9.38%	4/1/2019		3,250		3,631,875

Specialty Retail — 1.2%
CDW LLC / CDW Finance Corp.	8.50%	4/1/2019		2,500		2,743,750

Textiles, Apparel & Luxury Goods — 1.8%
Quiksilver, Inc. / QS Wholesale, Inc.:
	7.88%	8/1/2018	(a)	520		543,400
	10.00%	8/1/2020	(a)	1,040		1,073,800
Takko Luxembourg 2 SCA (a)	9.88%	4/15/2019		EUR	2,160	2,693,958
						4,311,158
Thrifts & Mortgage Finance — 2.4%
Radian Group, Inc.	9.00%	6/15/2017		$5,000		5,675,000

Wireless Telecommunication Services — 4.7%
Arqiva Broadcast Finance PLC (a)	9.50%	3/31/2020		GBP	3,375	5,506,451
NII International Telecom Sarl:
	7.88%	8/15/2019	(a)	$2,050		1,968,000
	11.38%	8/15/2019	(a)	3,350		3,676,625
						11,151,076
TOTAL CORPORATE BONDS & NOTES (Cost $256,521,077)						261,700,094

CONVERTIBLE BONDS — 2.3%
Machinery — 0.6%
Meritor, Inc. (a)	7.88%	3/1/2026		1,045		1,323,885

Thrifts & Mortgage Finance — 1.7%
MGIC Investment Corp. (a)	9.00%	4/1/2063		3,625		4,125,703
TOTAL CONVERTIBLE BONDS (Cost $5,089,831)						5,449,588

SENIOR LOANS — 17.6% (b)
Chemicals — 1.9%
MacDermid, Inc. Second Lien Term Loan (c)	7.75%	12/7/2020		1,930		1,949,300
Oxea SARL 2nd Lien Term Loan (c)	8.25%	6/6/2020		2,500		2,493,750
						4,443,050
Communications Equipment — 0.7%
Alcatel Lucent Term Loan C (c)	7.25%	1/30/2019		1,542		1,573,866

Containers & Packaging — 3.0%
Caraustar Industries, Inc. Term Loan (c)	7.50%	5/1/2019		660		671,550
Clondalkin Acquisitions B.V. 2nd Lien Term Loan (c)	10.00%	11/28/2020		6,600		6,484,500
						7,156,050
Diversified Telecommunication Services — 2.4%
Tyrol Acquisitions 2 SAS Term Loan 2nd Lien PIK (c)	4.38%	7/19/2016		EUR	4,803	5,721,075

Electric Utilities — 0.9%
Astoria Generating Company Acquisitions Term Loan (c)	8.50%	10/26/2017		$2,000		2,060,000

Energy Equipment & Services — 2.2%
Stallion Oilfield Services, Ltd. Term Loan B (c)	8.00%	6/19/2018		5,232		5,218,920

Food Products — 1.4%
Cucina Acquisition Limited 2nd Lien Term Loan D PIK (c)	6.76%	3/12/2017		GBP	2,475	3,319,571

Household Products — 2.3%
KIK Custom Products, Inc. Second Lien Term Loan (c)	9.50%	11/17/2019		$5,600		5,518,352

Media — 2.1%
Technicolor SA Term Loan B (c)	7.25%	7/10/2020		5,000		4,903,150

See Accompanying Notes to Schedule of Investments.

Security Description	Coupon	Maturity	Principal Amount (000)	Value

Oil, Gas & Consumable Fuels — 0.7%
Panda Temple II Power LLC Term Loan B	7.25%	3/28/2019	$1,620	$1,639,245
TOTAL SENIOR LOANS (Cost $41,949,434)				41,553,279

TOTAL LONG-TERM INVESTMENTS — 130.4% (Cost $303,560,342)				308,702,961

SHORT-TERM INVESTMENTS — 13.1%

REPURCHASE AGREEMENT — 13.1%
State Street Repurchase Agreement, dated 7/31/13, due 8/1/13 at 0.01%, collateralized by Federal National Mortgage Association obligation maturing 7/25/37, market value $31,526,802 (repurchase proceeds $30,906,594)			30,907	30,906,586
TOTAL SHORT-TERM INVESTMENTS — 13.1% (Cost $30,906,586)				30,906,586
TOTAL INVESTMENTS — 143.5% (Cost $334,466,928)				339,609,547

	Shares
EQUITY SOLD SHORT — (4.1)%
Index — (4.1)%
iShares iBoxx Investment Grade Corporate Bond ETF	(85,969)	(9,784,804)
TOTAL EQUITY SOLD SHORT (Proceeds $9,784,804)		(9,784,804)
TOTAL SECURITIES SOLD SHORT — (4.1)% (Proceeds $9,784,804)		(9,784,804)
OTHER ASSETS & LIABILITIES — (39.4)%		(93,086,349)
NET ASSETS — 100.0%		$236,738,394

Percentages are calculated as a percentage of net assets as of July 31, 2013.

(a) Securities exempt from registration under Rule 144a of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

(b) Interest rates on Senior Loans may be fixed or may float periodically.  On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate.  The base rate usually is a standard inter-bank offered rate, such as a LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders.  Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(c) Variable Rate Security.  Rate shown is rate in effect at July 31, 2013.

PIK - Payment in Kind

PLC - Public Limited Company

SCA - Societe en Commandite par Actions

See Accompanying Notes to Schedule of Investments.

Forward Foreign Currency Contracts:

Settlement Date	Amount		Value	In Exchange for U.S. $	Net Unrealized Appreciation (Depreciation)	Counterparty

Forward Foreign Currency Contracts to Buy:
08/06/2013	CAD	1,586,250	$1,544,212	$1,536,914	$7,298	State Street Bank and Trust Co.
08/06/2013	EUR	39,118,196	52,041,568	51,602,424	439,144	State Street Bank and Trust Co.
08/06/2013	GBP	18,260,735	27,778,350	27,943,459	(165,109)	State Street Bank and Trust Co.
11/07/2013	GBP	580,484	882,528	890,892	(8,364)	State Street Bank and Trust Co.
					272,969
Forward Foreign Currency Contracts to Sell:
08/06/2013	CAD	1,586,250	1,544,212	1,545,271	1,059	State Street Bank and Trust Co.
08/06/2013	EUR	39,118,196	52,041,568	50,887,921	(1,153,647)	State Street Bank and Trust Co.
08/06/2013	GBP	18,260,735	27,778,350	28,124,416	346,066	State Street Bank and Trust Co.
11/07/2013	CAD	1,578,375	1,533,067	1,529,284	(3,783)	State Street Bank and Trust Co.
11/07/2013	EUR	29,912,763	39,808,461	39,513,429	(295,032)	State Street Bank and Trust Co.
11/07/2013	GBP	11,725,605	17,826,799	17,941,758	114,959	State Street Bank and Trust Co.
					(990,378)
	TOTAL				$(717,409)

CAD - Canadian Dollar

EUR - Euro Currency

GBP - Great British Pound

See Accompanying Notes to Schedule of Investments.

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States (Includes Short-Term Investments)	89.2%	$211,090,392
United Kingdom	16.7	39,548,204
France	7.1	16,927,485
Luxembourg	6.3	14,812,833
Canada	5.3	12,563,671
Norway	3.8	8,982,125
Netherlands	2.7	6,484,500
Belgium	2.7	6,339,383
Greece	2.2	5,088,000
Sweden	2.1	4,969,750
Switzerland	2.0	4,819,442
Ireland	1.8	4,270,423
Germany	1.6	3,713,339
Total Investments	143.5%	$339,609,547

United States (securities sold short)	(4.1)	(9,784,804)
Total Securities Sold Short	(4.1)%	$(9,784,804)

The geographic allocation is based on where Avenue Capital Management II L.P., the investment adviser, believes the country of risk to be.  Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

See Accompanying Notes to Schedule of Investments.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments

July 31, 2013 (unaudited)

1. Organization

Avenue Income Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the Schedule of Investments.

SECURITY VALUATION - Corporate Bonds and Notes (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data.  Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Equity securities listed on a U.S. Stock Exchange are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees of the Fund (the “Board”). Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued on the debt of those issuers who are currently paying in full, adjusted for amortization of premium or accretion of discount. For those issuers who are not paying in full, interest is only recognized if amounts are reasonably estimable and collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

SENIOR LOANS — The Fund purchases assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Schedule of Investments.  It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement.

3. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund used forward foreign currency contracts.

At July 31, 2013, the fair value of derivative instruments in an asset position and in a liability position and whose primary underlying risk exposure is foreign exchange risk was $908,526 and $(1,625,935), respectively.

4. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, non-controlling minority interest in Avenue Capital Group. During the period, the Fund acquired securities through unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

5. Unrealized Appreciation/(Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at July 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost of investments	$334,466,928

Gross unrealized appreciation	$11,156,167
Gross unrealized (depreciation)	(6,013,548)
Net unrealized appreciation of investments	$5,142,619
Net unrealized (depreciation) on securities sold short	$0
Net unrealized appreciation	$5,142,619

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

6. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•                  Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•                  Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•                  Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the period ended July 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign

Avenue Income Credit Strategies Fund

Notes to Schedule of Investments (continued)

July 31, 2013 (unaudited)

currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary of the tiered valuation input levels, as of July 31, 2013. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected may materially differ from the value received upon actual sale of those investments.

	Quoted
	Prices in
	Active	Other
	Markets for	Significant	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Investment Securities in an Asset Position

Corporate Bonds and Notes	$—	$261,700,094	$—	$261,700,094

Convertible Bonds	—	5,449,588	—	5,449,588

Senior Loans	—	41,553,279	—	41,553,279

Repurchase Agreements	—	30,906,586	—	30,906,586

Total Asset Position	$—	$339,609,547	$—	$339,609,547

Investments in a Liability Position

Securities Sold Short	$(9,784,804)	$—		$(9,784,804)

Forward Foreign Currency Contracts*	—	(717,409)		(717,409)

Total Liability Position	$(9,784,804)	$(717,409)	$—	$(10,502,213)

* Other financial instruments such as forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

During the period ended July 31, 2013, there were no significant transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days prior to the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	September 26, 2013

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report had been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date	September 26, 2013

By	/s/ Stephen M. Atkins
Stephen M. Atkins
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date	September 26, 2013